5 5
Aleris Today
Aleris Today
(1) (1)
Pro forma revenue $4,251 (2)
Pro forma Adjusted EBITDA (3) 403
% margin 9.5%
Global Rolled & Extruded Products
North America Europe
Produces rolled
aluminum products
Major customers –
Alcoa Home
Exteriors, Great
Dane, Gentek,
Ryerson
Driven by building
and construction,
consumer durables
and transportation
Produces rolled
aluminum and
extruded products
Major customers –
Airbus, Embraer,
Boeing, Audi,
Bosch
Driven by
aerospace,
automotive and
general industrial
($ in millions)
Note:  Data represents LTM 6/30/07 results, pro forma for the Corus Aluminum and EKCO Products acquisitions including $40 million of synergies.  Does not adjust for $76 million of intercompany revenue and $62 million of corporate overhead.  EKCO Products financials provided by their management at acquisition.
(1)  Excludes Wabash.
(2)  Includes $78 million, net of pro forma intercompany sales, for EKCO Products.
(3)  Please see reconciliation of pro forma segment income to pro forma segment EBITDA on slide 23.
Recycles
aluminum dross
and scrap
Major customers –
Alcoa, Novelis,
Arco, Hydro
Driven by rigid
container and
common alloy
sheet consumption
Recycles and
processes
aluminum-based
spec alloys
Major customers –
GM, BMW,
DaimlerChrysler,
Ford, Nissan
Driven by
aluminum usage in
automotive sector
Revenue $1,596
Adjusted EBITDA (3) 110
% margin 6.9%
Global Recycling
Recycling Spec Alloy
Recycles zinc-bearing materials to
produce zinc oxide, zinc dust and
zinc metal
Major customers – Goodyear,
Bridgestone, Dow Agri, Michelin,
Carboline
Driven by castings, auto sectors
and galvanized steel consumption
Revenue $595
Adjusted EBITDA (3) 52
% margin 8.7%
Global Zinc
Exhibit 99.1

6 6
(1)  See reconciliation of pro forma adjusted EBITDA on slide 22
(2)  Adjusted EBITDA, less capex, plus or minus change in working capital.
(3)  Underlying EBITDA, less capex, plus or minus change in working capital.
First Half Performance Summary
First Half Performance Summary
($ in millions)
Focusing on free cash flow generation
Underlying EBITDA grew 6% sequentially in 2
nd
quarter
Sequential growth driven by improvements in Spec Alloy and Zinc
Dramatic free cash flow sequential growth in 2
nd
quarter
1
st
half results driven by strength in Europe offset by some weakness in North America
2007
1Q 2Q 1H
Adjusted EBITDA
(1)
$118 $105 $222
Inventory hedge impact 3 24 27
Underlying EBITDA $121 $128 $ 249
F ree cash flow
(2)
$55 $120 $175
Underlying free cash flow
(3)
$58 $144 $202

8 8
$25
$35
$50
$65
$99
$0
$25
$50
$75
$100
$125
Merger May-05 Dec-05 Aug-06   12/31/06
Actual
Performance Metrics
Performance Metrics
201
214
239
208
201
187
240
259
238
181
0
50
100
150
200
250
300
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Volume Material Margin
Pro Forma Adjusted EBITDA
(1)(2)
Original Commonwealth/IMCO Synergies
(1)
Material Margins
(1)
Pro Forma Revenues
(1)
(1)  For Rolled Products North America.  Excludes acquisitions.
Source:  Company management; public filings
$6,366
$6,028
$4,562
$0
$1,750
$3,500
$5,250
$7,000
2005 2006 LTM 6/30/07
(2)
$541
$503
$442
$554
$526
$0
$150
$300
$450
$600
$750
2005 2006 LTM 6/30/07
Aleris Inventory Hedge Adjustment
(1)  Represents synergies to be realized during 12-24 month
period following the original merger.
($ in millions)
Note:  EKCO Products financials provided by their management at acquisition.
(1)  2005 and 2006 include 2005 Acquisitions and the Corus Aluminum acquisition.
LTM 6/30/07 includes the Corus Aluminum and EKCO Products acquisitions.
(2)  Includes $78 million, net of pro forma interncompany sales, for EKCO Products.
Note:  EKCO Products financials provided by their management at acquisition.
(1) 2005 and 2006 include 2005 Acquisitions and the Corus Aluminum acquisition.
LTM 6/30/07 includes the Corus Aluminum and EKCO Products acquisitions.
(2) Please see reconciliations of pro forma adjusted EBITDA and pro forma segment income to pro forma segment EBITDA on slides 22 and 23.
Updated Targets

10 10
Original
Company
Merger
Sum of
Four 2005
Acquisitions
Corus
Aluminum
Acquisition Actions
Original Target*
$25 $45 $25
Updated Savings Perspective
Metal sourcing $31 $2 $7
Freight/scrap mix optimization
Collect more customer scrap
Staff reductions
Base loading concept
Non-metal purchasing 8 1 7
Casualty/property insurance
Freight
Vendor consolidation
Manufacturing 40 48 45
Staff reductions/facility rationalization
Predictive Maintenance
Six Sigma/best practice translation
Rapid Transformation
Shared services 20 3 6
Centers of excellence
IT platform consolidation
Leases
Benefits redesign
Updated Total Synergies $99
(1)
$54
(2)
$65
(3)
Merger Productivity and Synergy Realization
Merger Productivity and Synergy Realization
($ in millions)
*Note:  Represents estimates for synergies to be realized during 12-24 month period following merger or acquisition.
(1)  Actual synergies achieved through 12/31/06.
(2)  Actual synergies achieved through 6/30/07.
(3)  Updated target as of August 2007.

13 13
Pro Forma Adjusted EBITDA
(1)
Pro Forma Adjusted EBITDA
(1)
Global Rolled and Extruded Products Overview
Global Rolled and Extruded Products Overview
Leading positions in technically
sophisticated applications
Proprietary manufacturing process
and competitive advantage in
servicing high-margin, growing end
uses
Developed over 130 process and
alloy patent families
#1 or #2 in most major end-uses
served
1H07 drop in North American
earnings partially offset by strength
in Europe
($ in millions)
Leading platform with opportunity for continued expansion
$403
$421
$406
$94
$0
$75
$150
$225
$300
$375
$450
2004 2005 2006       LTM
6/30/07
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
Adjusted EBITDA LME prices
(2) (3) (3)
(4)
(1)  Please see reconciliation of pro forma segment income to pro forma segment EBITDA on Slide 23.
(2)  Pro forma for Commonwealth merger only.
(3)  Pro forma for the 2005 Acquisitions and the Corus Aluminum acquisition. Also includes Corus Aluminum synergies and the estimated full year impact of Ormet acquisition.
(4)  Pro forma for the Corus Aluminum and EKCO Products acquisitions.  EKCO Products financials provided by their management at acquisition.

Number of airplanes
2000
2001
2002
2003
2004
2005
2006
LTM6/30/07

Number of airplanes

14 14
Commitment to aerospace drives revenue and margin expansion
Strong Fundamentals in Aerospace Segment
Strong Fundamentals in Aerospace Segment
Koblenz EBITDA Analysis
Koblenz EBITDA Analysis
Note:  Airplane deliveries reflect Airbus and Boeing only.
Source:  The Airline Monitor
Customer base generated consistent
cash flow at Koblenz during 2001-2004
aerospace downturn
Leading aerospace supplier
Airbus – 2005 Supplier of the Year
Embraer – lead supplier
Boeing – growing share
New Koblenz hot mill adds leading
technology and needed capacity
Strong aircraft delivery forecast
through 2010
Commercial Airplane Projected Deliveries
Commercial Airplane Projected Deliveries
1,274
916
1,026
1,147
600
750
900
1,050
1,200
1,350
2007E 2008E 2009E 2010E
832
650
669
833
789
854
600
575
300
400
500
600
700
800
900
1,000
€ 0
€ 20
€ 40
€ 60
€ 80
€ 100
€ 120
Total Airplane Deliveries Koblenz EBITDA

15 15
Pro Forma Adjusted EBITDA
(1)
Pro Forma Adjusted EBITDA
(1)
Global Recycling Profitability Profile
Global Recycling Profitability Profile
Leading recycler of aluminum and
manufacturer of specification alloys
serving customers in North America,
Europe and South America
Global recycling strength offsets
North American spec alloy weakness
European restructuring paying off
in 2007
Exploring opportunities with
customers in Asia
Recycling expected to remain strong
given relatively high power costs
($ in millions)
Solid fundamentals with new opportunity for growth
$110
$115
$71
$69
$0
$25
$50
$75
$100
$125
2004 2005 2006     LTM
6/30/07
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
Adjusted EBITDA LME prices
(3)
(2) (2)
(1)  Please see reconciliation of pro forma segment income to pro forma segment EBITDA on Slide 23.
(2)  2004 as reported, 2005 pro forma for 2005 Acquisitions.
(3)  Excludes Wabash acquisition.

16 16
Adjusted EBITDA
(1)
Adjusted EBITDA
(1)
Global Zinc Profitability Profile
Global Zinc Profitability Profile
Recycles zinc metal for use in the
manufacture of galvanized steel and
produces value-added zinc products,
primarily zinc oxide and zinc dust
Global expansion underway in China;
plant operational in 4Q07
Zinc fundamentals expected to
remain relatively strong
Locked in zinc price for next several
years…2007 profitability hurt by metal
price lag, volume, and material costs
($ in millions)
Despite dip from record 2006, still earning 2-3x 2004-2005 levels
$52
$69
$24
$16
$0
$20
$40
$60
$80
$100
2004 2005 2006     LTM
6/30/07
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
Adjusted EBITDA LME prices
(1)  Please see reconciliation of pro forma segment income to pro forma segment EBITDA on Slide 23.

17 17
Wabash Alloys –
Wabash Alloys –
Overview / Rationale
Overview / Rationale
Largest supplier of Spec Alloy in North America
The company conducts its business via seven operating facilities in the United States,
Canada and Mexico, with its headquarters located in Wabash, Indiana, and currently has
700 employees
LTM June 30, 2007, Wabash management estimated they generated Adjusted EBITDA of $39 million
Leverage benefits of Aleris
Raw materials purchasing
Data-driven culture
Relentless pursuit of productivity improvements
• Six Sigma and continuous improvement culture
Asset utilization and rationalization
Strengthen presence in Canada and Mexico
Strategically complementary
Diversify customer base
Honda
Teksid (Nemak) / CasTech
Chrysler
Excellent strategic fit and significant synergy opportunities

18 18
Original
Company
Merger
Sum of Four
2005
Acquisitions
Corus
Aluminum
Acquisition
Wabash
Alloys
Acquisition Actions
Original Target*
$25 $45 $25 $30
Updated Savings Perspective
Metal sourcing $31 $2 $7 $9
Freight/scrap mix optimization
Collect more customer scrap
Staff reductions
Base loading concept
Non-metal purchasing 8 1 7 1
Casualty/property insurance
Freight
Vendor consolidation
Manufacturing 40 48 45 13
Staff reductions/facility
rationalization
Predictive Maintenance
Six Sigma/best practice
translation
Rapid transformation
Shared services 20 3 6 7
Centers of excellence
IT platform consolidation
Leases
Benefits redesign
Updated Total Synergies $99
(1)
$54
(2)
$65
(3)
$30
(4)
Merger Productivity and Synergy Realization
Merger Productivity and Synergy Realization
($ in millions)
*Note:  Represents estimates for synergies to be realized during 12-24 month period following merger or acquisition.
(1)  Actual synergies achieved through 12/31/06.
(2)  Actual synergies achieved through 6/30/07.
(3)  Updated target as of August 2007.
(4)  Initial synergy target for acquisition as of September 2007.

20 20
(1) Please see reconciliation of pro forma adjusted EBITDA on slide 22
(2) Pro forma for the Corus Aluminum and EKCO Products acquisitions. Also includes $40 million of Corus Aluminum and EKCO Products synergies, the maximum amount of synergies allowable under the Term Loan Credit Agreement definition of EBITDA.  EKCO Products financials provided by their management at acquisition.
(3) Free cash flow defined as Adjusted EBITDA less capital expenditures.
LTM Financial Results
LTM Financial Results
(1) (1)
($ and pounds in millions)
Continued strong free cash flow generation
2007
2Q YTD June
LTM 6/30/07
PF excl. Wabash
(2)
Pounds shipped 1,478 2,906 5,578
Revenue $1,616 $3,215 $6,366
Adjusted EBITDA, including
synergies $105 $222 $503
% margin 6.5% 6.9% 7.9%
Capital expenditures $48 $92 $204
% of revenue 3.0% 2.9% 3.2%
Free cash flow
(3)
$57 $130 $299
Adjusted EBITDA, including
synergies and excluding
inventory hedges $128 $249 $526
% of revenue 7.9% 7.7% 8.3%

21 21
Pro Forma Capital Expenditures Overview
Pro Forma Capital Expenditures Overview
Total Capital Expenditures
2004
2005
2006 LTM 6/30/07
Maintenance $65 $79 $80 $85
Discretionary 56 55 81 119
Total $121 $134 $161 $204
% of revenue 3.0% 2.9% 2.7% 3.2%
Significant Discretionary Capital Expenditures
Note:  Pro forma for the 2005 Acquisitions and the Corus Aluminum acquisition.
($ in millions)
Significant spending on global capacity
Key Project 2004 2005 2006 LTM 6/30/07
CALP project Duffel $2 $1
Saginaw spec alloy facility 8 1
Morgantown landfill 4 2
Stuttgart facility 7 17
Air -Cap project Koblenz 35 14
148” hot mill gearbox upgrade 7
Cold mill expansion Lewisport 1 $10 $6
Replacement press Vogt 12 7
Newport expansion 4 5
Plate program Duffel 12 16
Narrow width slitter Duffel 6 4
160” hotline upgrade Koblenz 9 30
Zinc oxide plant Changshu 2 6
Upgrade duo hot mill Duffel 1 6

22 22
Reconciliation of Pro Forma Adjusted EBITDA
Reconciliation of Pro Forma Adjusted EBITDA
($ in millions)
Note:  Both the EKCO Products and Wabash Aluminum financials were estimates provided by their respective managements.
(1) Pro forma for the 2005 Acquisitions, the Corus Acquisition and the TPG merger.
(2) Pro forma for the 2005 Acquisitions, the Corus, EKCO Products and Wabash acquisitions and the TPG merger. This does not include any Wabash synergies.
For the years ended December 31,
2007
Pro forma
2005
(1)
Pro forma
2006
(1)
Q1 Q2
Pro forma
LTM 6/30/07
(2)
Net (loss)/income ($22.3) $4.0 $(53.1) $34.9 ($102.1 )
Interest expense (net) 219.0 219.6 54.4 53.9 243.1
Income taxes (74.1) 2.4 0.1 (4.5) (67.3)
Minority interests 0.5 0.0 0.2 0.2 0.1
Depreciation and amortization
162.6 183.8 40.1 42.2 203.1
EBITDA $285.7 $409.8 $41.7 $126.7 $276.9
Gain on Carson, CA property sale $0.0 ($13.8) $0.0 $0.0 ($13.8)
Unrealized (gains) losses on derivative financial instruments 29.4 (35.7) (0.9) (46.7) (47.6)
Restructuring, merger related and executive separation costs 45.1 43.1 7.2 1.7 51.1
Losses on debt extinguishment 0.0 54.4 0.0 0.0 54.4
Realized gains on hedges associated with CorusAluminum
purchase price 0.0 (9.8) 0.0 0.0 (9.8)
Noncash cost of sales impact of recording acquired assets at fair -cash cost of sales impact of recording acquired assets at fair value 11.9 45.5 66.7 19.5 130.1
Expected cost savings associated with the closure of the Carson,
CA rolling mill 14.2 3.0 0.0 0.0 0.0
Impact of Ormet acquisition 21.7 0.0 0.0 0.0 0.0
Estimated Corus Aluminum synergies 25.0 25.0 0.0 0.0 37.5
Adjusted EBITDA of EKCO Products 0.0 0.0 0.0 0.0 6.6
Stock based compensation 0.0 10.7 0.7 1.1 8.0
Sponsor management fee
9.0 9.0 2.3 2.3 9.1
EBITDA, excluding special items
$442.0 $541.2 $117.7 $104.6 $502.5
Unfavorable inventory hedging 12.7 23.6
EBITDAmodified for inventory hedging
$553.9 $526.1

23 23
Reconciliation of PF & Actual Segment EBITDA
Reconciliation of PF & Actual Segment EBITDA
and Adjusted Segment EBITDA
and Adjusted Segment EBITDA
($ in millions)
(1)  Pro forma for Commonwealth/IMCO transaction.
(2)  Pro forma for the 2005 Acquisitions, the Corus Acquisition and the TPG merger. Includes Corus synergies and the estimated full year impact of the Ormet acquisition.
(3)  Data represents LTM 6/30/07 results, pro forma for the Corus Aluminum and EKCO Products acquisitions.  EKCO Products financials provided by their management at acquisition.
(4)  Excludes Wabash.
2004
(1)
2005
(2)
2006
(2)
Pro forma
LTM 6/30/0 7
(3)
Global rolled and extruded products
Segment Income $63.1 $268.9 $24 9.2 $129.8
Depreciation & amortization
24.2 124.7 113.7 132.3
Segment EBITDA $87.3 $393.6 $362.9 $262.1
Purchase accounting adjustment 6.5 11.9 44.0 114.5
Gain on Carson, CA sale - - (13.8) (13 .8)
Estimated Corus Aluminum synergies - - 25.0 37.5
Estimated EKCO Products synergies - - - 2.5
Expected cost savings associated with closure of
the Carson, CA rolling mill
- - 3.0 -
Adjusted segment EBITDA
$93.8 $405.5 $421.1 $402.8
Global recyc ling
(4)
Segment Income $46.1 $38.9 $84.8 $77.4
Depreciation & amortization
22.4 31.8 29.8 29.6
Segment EBITDA $68.5 $70.7 $114.6 $107.0
Purchase accounting adjustment
- - - 2.9
Adjusted segment EBITDA
$68.5 $70.7 $114.6 $109.9
Global zinc
Segment Income
$12.0 $20.3 $65.0 $36.6
Depreciation & amortization
3.6 3.2 2.3 2.2
Segment EBITDA $15.6 $23.5 $67.3 $38.8
Purchase accounting adjustment
- - 1.5 12.7
Adjusted segment EBITDA
$15.6 $23.5 $68.8 $51.5